Exhibit 99.1
MGI PHARMA, INC. UBS Global Life Sciences Conference September 26, 2006

Forward-Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties, including those described in the Company's Annual Report for the year ended December 31, 2005 filed on Form 10-K, and most recent Quarterly Report filed on Form 10-Q.

Agenda Brand Franchises Complementary Late Stage Opportunities Near Term Milestones Financial Outlook Company Overview

Biopharmaceutical company focused in oncology & acute care Two strong brand franchises supported by an experienced sales force Late stage pipeline provides excellent risk / reward profile Focus offers potential for significant business model leverage MDS - Launched (2Q 2006) AML - Phase 2, 3 CML - Phase 2 Solid Tumors - Phase 1 CINV - Launched (3Q 2003) PONV - Phase 3 Oral Capsule - Phase 3 MGI PHARMA Today

Product Potential Peak Sales Significant Market Opportunities in Oncology & Acute Care post-operative nausea & vomiting (PONV) $250M MDS $250M AML oral mucositis $100M sedation $250M chemotherapy-induced nausea & vomiting (CINV) $500M Indication

Agenda Brand Franchises Complementary Late Stage Opportunities Near Term Milestones Financial Outlook Company Overview

Dacogen(tm) for Injection: FDA Approved 5/2/06 U.S. peak sales potential >$250M Injectable hypomethylating agent Approved for treatment of patients with myelodysplastic syndromes (MDS) Broad product label U.S. launch underway Run rate exceeding 1,000 vials / week 80%+ Medicare coverage to date Substantial market opportunity Partnered with Janssen-Cilag for territories outside of North America

Substantial Market Opportunity in MDS

- ~20,000 MDS patient treatments per month
- 70%+ treated with supportive care
  - Manages disease symptoms but does not impact underlying disease
- 10,000+ "aggressive MDS" patient treatments per month
  - High risk, Int-2, & Int-1 with certain risk factors
- Dacogen offers patients an opportunity for meaningful responses
  - Reduce blast cells in bone marrow
  - Normalize blood counts
  - Fewer transfusions
  - Use *in addition to* supportive care

MDS Therapeutic Treatments Per Month

(March 2006)



Therapeutics
>70%
Procrit / Aranesp
Alone

Source: Intrinsic

8

5-Day Dosing Regimen Routinely Reimbursed >70%

Building a Dacogen(tm) Brand Franchise Solid Tumors Myelodysplastic Syndromes (MDS) Acute Myeloid Leukemia (AML) MARKET Chronic Myelogenous Leukemia (CML) Alternative Dacogen OutPatient Treatment ("ADOPT" for MDS) PHASE 3 PHASE 2 PHASE 1 PRECLINICAL DACOGEN(tm) Excellent Risk / Reward Profile

Aloxi(r) for CINV: Best-In-Class Injectable serotonin subtype-3 (5-HT3) receptor antagonist (RA) Only 5-HT3 RA approved for the prevention of both acute & delayed CINV Superior efficacy demonstrated in clinical trials Market leading position: 33% Day 1 share 12% hospital & 46% clinic (Q2) Large market opportunity 6 million Day 1 IV doses annually U.S. peak sales potential of $500M Aloxi 2nd Qtr 3rd Qtr 4th Qtr 0.464 0.158 0.216 0.162 46.4% 15.8% 21.6% 16.2% Anzemet Kytril Zofran Aloxi

Balancing the Long-Term and the Short-Term Superior product profile Acute & delayed indication Market leadership position Dominant share of voice New indications & formulations Building patient loyalty (DTC campaign) Pharmacoeconomic benefit IP protection through 2015 Generic ondansetron Authorized generic in Q4 Multiple generic entries on December 24, 2006 Rapid price decline Short-term economic incentives in current system "ASP+6%" set on a 6 month reporting lag Short term profit corrected when generic prices begin to impact ASP

Aloxi Injection: Competitive Advantages Drive Growth Approved for both for acute and delayed CINV Single IV dose can protect a patient for up to 5 days Strong receptor binding and long half-life Top priority product Result: #1 market share in just 2 years Yes Yes Yes Yes Other Products No No No No Superiority demonstrated in head-to-head clinical trials Yes No

Data Supports Use in "More Emetogenic" Regimens Palonosetron vs Ondansetron or Dolasetron in Chemo Naive Breast Cancer AC Subset - Acute Emesis and Nausea Prevention p=0.0132 p=0.0002 62.6 72.5 47.0 50.0 0 20 40 60 80 100 Complete Response Emesis-Free Acute: 0-24 hr (Day 1) % of Patients Palonosetron 0.25 mg IV (n=131) Ondansetron 32 mg/Dolasetron 100 mg IV (n=132) PALO-99-03/99-04 AC Breast Cancer Subset Breast Lung Ovarian Colorectal NHL

Significant Opportunity Remains in "More Emetogenic" Regimen Segment Overall CINV market weighted toward "more emetogenic" regimens Breast, lung, ovarian, colorectal cancers 60% "More Emetogenic" Regimens 40% "Less Emetogenic" Regimens 9% 24% 33% overall share Aloxi is used most often in "more emetogenic" regimens (72%) Significant growth opportunity remains in the "more emetogenic" regimen segment Currently 24% penetrated in 3rd year of commercial availability

Aloxi(r) Injection for PONV Opportunity Prevention of post-operative nausea & vomiting May provide similar advantages as to CINV patients Longer activity, better efficacy Broadens hospital market penetration Large market opportunity 30 million doses annually Status Phase 3 studies to complete 4Q06 Fully enrolled NDA submission targeted for 1H07 U.S. peak sales potential >$250M

Building an Aloxi(r) Brand Franchise Chemotherapy-Induced Nausea and Vomiting (CINV) Post-Operative Nausea and Vomiting (PONV) MARKETED Oral Formulation Capsule (CINV) PHASE 3 PHASE 2 PHASE 1 PRECLINICAL Aloxi(r) Excellent Risk/Reward Profile

Agenda Brand Franchises Complementary Late Stage Opportunities Near Term Milestones Financial Outlook Company Overview

Aquavan(r) Injection: Significant Opportunity Opportunity Sedative for short duration procedures Profile may enable more rapid, clear-headed recovery without the need for monitored anesthesia care (MAC) Large market opportunity without competition Leverages acute care commercial team Status Pivotal program to complete enrollment by YE06 Conducted without an anesthesiologist present NDA submission targeted for 1H07 U.S. peak sales potential >$250M

Aquavan(r) Pivotal Program -5 min 0 min 4 min 8 min 12 min Fentanyl Pretreatment Study Drug Initial Bolus Supplemental doses administered as needed for initiation & maintenance 300 patients Routine checkup 6.5 mg vs. 2.0 mg Aquavan; midazolam safety reference Colonoscopy 250 patients Diagnostic tool for infection, cancer 6.5 mg vs. 2.0 mg Aquavan Bronchoscopy 125 patients Includes arthroscopy, cardiac procedures 6.5 mg Aquavan (open label) Minor Surgeries Program Goal: Demonstrate safety & efficacy in a variety of procedures without the need for MAC Endpoints: - Sedation success (primary) - Multiple secondary endpoints - Various safety measures

Strong Results From Pivotal Phase 3 Colonoscopy Trial Primary endpoint achieved p<0.001 for Aquavan 6.5 mg/kg arm vs. Aquavan 2.0 mg/kg arm in sedation success p=0.002 for Aquavan 6.5 mg/kg arm vs. midazolam arm in sedation success Solid safety profile 1 case of hypoxia in a patient who received Aquavan plus midazolam; quickly resolved after verbal stimulation Clear headed recovery measure positive p<0.01 for Aquavan 6.5 mg/kg arm vs. midazolam arm in mean % retention n=158 n=52 p=0.002 p<0.01

Saforis(tm) Powder for Oral Suspension: Unmet Need Opportunity Prevention and treatment of oral mucositis No FDA approved therapeutic for non-BMT patients 200,000 patients annually in U.S. Status Successful pivotal phase 3 trial completed PDUFA goal date of October 12 (priority review) Strong addition to supportive care franchise Leverages commercial & customer relationships U.S. peak sales potential ~$100M

Summary: Robust Development Pipeline Preclinical Phase 1 Phase 2 Phase 3 Regulatory Review Saforis (oral mucositis) Aquavan Injection (sedation) Aloxi Injection (PONV) Aloxi Oral Capsule (CINV) Amolimogene (cervical dysplasia) Dacogen for Injection (AML) Dacogen for Injection (MDS) Dacogen for Injection (CML) Irofulven (various solid tumors) ZYC300 (solid tumors) GCP II Inhibitors (chemo-induced neuropathy) PARP Inhibitors (cancer therapy sensitizers)

Agenda Brand Franchises Complementary Late Stage Opportunities Near Term Milestones Financial Outlook Company Overview

($M) 2006 Guidance (Provided July 19, 2006) Pro Forma To GAAP Reconciling Items: SNDC Expenses ($4.2 million) Product Acquisition Intangible Asset Amortization ($10 million) Product Milestones ($2 million) Stock Option Expense under FASB 123R ($8-$10 million) Revenues $330-$350 COGS $125-130 SG&A $140 Net R&D $95 Operating Loss (pro-forma) $10-$15 $250-$270 $35 $25 Aloxi Gliadel Dacogen

Looking Ahead 2006: $200 M Aloxi sales for 1st 9 months Disruption in CINV market expected to begin in Q4 2007: Achievable revenue forecast Growth rate expected to temporarily moderate Transient Aloxi market disruption expected in 1H07; offset by full year of Dacogen sales Growth resumes in 2H07; significant acceleration in 2008 and beyond Lower operating expenses Y/Y Non-recurring development program costs Committed to pro forma operating profitability

Agenda Brand Franchises Complementary Late Stage Opportunities Near Term Milestones Financial Outlook Company Overview

Significant, Near Term Milestones Maximize our brand franchises Complete Aloxi PONV pivotal program 4Q06 Complete Aloxi oral capsule pivotal program 4Q06 Advance the Dacogen pivotal AML program Advance our late stage pipeline Saforis PDUFA date of October 12 Complete enrollment in Aquavan pivotal program Q406 Advance the amolimogene pivotal program Submit the Aquavan and Aloxi PONV NDAs 1H07 Expense planning underway to achieve core objectives and operating profitability in 2007 Lower operating expenses Reasonable revenue forecasts

Biopharmaceutical company focused in oncology & acute care Two strong brand franchises supported by an experienced sales force Late stage pipeline provides excellent risk / reward profile Focus offers potential for significant business model leverage MDS - Launched (2Q 2006) AML - Phase 2, 3 CML - Phase 2 Solid Tumors - Phase 1 CINV - Launched (3Q 2003) PONV - Phase 3 Oral Capsule - Phase 3 MGI PHARMA Today

MGI PHARMA, INC. UBS Global Life Sciences Conference September 26, 2006